                                    SUMMARY
   PURCHASE AND SALE AGREEMENT FOR MICHIGAN, LOUISIANA, AND VIRGINIA PROPERTIES

The Purchase and Sale Agreement dated May 29, 1997, between the Company and The Prudential Insurance Company of America covering the Michigan, Louisiana, and Virginia properties as amended by the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, 1997, and the Third Amendment thereto dated August 5, 1997, (the "Mich./La./Va. Agreement") is substantially identical to the Purchase and Sale Agreement dated May 29, 1997 between the Company and The Prudential Insurance Company of America covering Texas properties as amended by the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, 1997, and the Third Amendment thereto dated August 5, 1997, which is filed herewith (the "Filed Agreement"). Material differences between the Mich./La./Va. Agreement and the Filed Agreement are set forth below.

     - Description of Michigan, Louisiana, and Virginia properties: see the attached Exhibit A

     -  Purchase price for the Michigan, Louisiana, and Virginia properties:
        $58,974,193

     - Allocation of purchase price among the Michigan, Louisiana, and Virginia properties: see the attached Exhibit B

     -  Required deposit: $300,582

                                   EXHIBIT A
         PRUDENTIAL MICHIGAN / OTHER STATES INDUSTRIAL PROPERTY PACKAGE

PRUDENTIAL
PROPERTY #     PROPERTY NAME                     LOCATION               EXHIBIT
00600000       Southfield Commercial Center      Southfield, MI          A-3 *
01152006       Huron Comm. Center-Lot 6(16)      New Boston, MI          A-4 *
01152026       Huron Comm. Center-Lot 26(11)     New Boston, MI          A-5 *
01152027       Huron Comm. Center-Lot 27(8)      New Boston, MI          A-6 *
21140001       Westhills Commerce Center         Farmington Hills, MI    A-9 *
21140002       H&J Industrial                    Farmington Hills, MI    A-10 *
00587000       Parkway Center                    New Orleans, LA         A-28 *
00802000       Cypress Point Business Center     New Orleans, LA         A-29 *
00910022       Riverbend Office/Service Center   St. Rose, LA            A-30 *
00910023       Riverbend Warehouse #2            St. Rose, LA            A-31 *
00930000       Riverbend Warehouse #1            St. Rose, LA            A-32 *
56510001       North Run III                     Richmond, VA            A-33 *
56510001       North Run IV                      Richmond, VA            A-34 *

* Attached

EXHIBIT A-3
SOUTHFIELD COMMERCIAL CENTER
SOUTHFIELD, MI

Lots 41 through 44 inclusive, and Lots 46 through 48 inclusive, Iindustrial Ppark Ssubdivision, according to the recorded plat thereof, as recorded in Liber 138, of Plats, Pages 24 through 26, Oakland County records.

EXHIBIT A-4
HURON COMMERCE CENTER
Future Plat Lot 4
17900 Woodland Drive

PARCEL C (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE SW 1/4 OF THE NE 1/4 AND THE SE 1/4 OF THE NW 1/4, AND THE NE 1/4 OF THE SW 1/4, AND THE NW 1/4 OF THE SE 1/4 OF
SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N. 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88(28'31"E 464.28 FEET ALONG THE NORTH LINE OF SAID SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD (66 FT. WIDE) TO THE INTERSECTION OF THE CENTERLINES OF PENNSYLVANIA ROAD AND PROPOSED COMMERCE DRIVE EASEMENT(86 FT.
WIDE) TO THE SOUTH; THENCE S01(20'43"E 554.75 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND THE CENTERLINE OF SAID COMMERCE DRIVE AN ARC DISTANCE OF 794.81 FEET (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 42(57'42", A CHORD BEARING OF S22(49'34"E AND A CHORD DISTANCE OF 776.32 FEET), TO THE INTERSECTION OF THE CENTERLINES OF COMMERCE DRIVE AND PROPOSED WOODLAND DRIVE EASEMENT (86 FT. WIDE); THENCE S43(41'32"W 165.96 FEET ALONG THE CENTERLINE OF PROPOSED WOODLAND DRIVE (86 FT. WIDE) TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND SAID CENTERLINE AN ARC DISTANCE OF 550.23 FEET (SAID CURVE HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 45(02'15", A CHORD BEARING OF S21(10'24"W AND A CHORD DISTANCE OF 536.18 FEET); THENCE S01(20'43"E 148.28 FEET; THENCE S88(39'17"W 43.00 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE S01(20'43"E 620.00 FEET ALONG THE WESTERLY LINE OF WOODLAND DRIVE EASEMENT (86 FT. WIDE); THENCE S88(39'17"W
418.59 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF THE CSX RAILROAD (FORMERLY KNOWN AS THE CHESAPEAKE AND OHIO RAILROAD); THENCE N01(36'45"W
30.53 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE N01(26'01"W 589.47 FEET; THENCE N88(39'17"E 419.64 FEET TO THE POINT OF BEGINNING. CONTAINING 5.9512 ACRES AND SUBJECT TO THE ROAD EASEMENTS FOR HURON COMMERCE FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND THE HURON COMMERCE ELECTRIC EASEMENT AND SUBJECT TO THE RIGHTS AND RESTRICTIONS OF RECORD OR OTHERWISE.

EXHIBIT A-5
HURON COMMERCE CENTER
Future Lot 25
17757 Woodland Drive

PARCEL B (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE SW 1/2 OF THE NE 1/4 OF SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N. 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88(28'31"E. 464.28 FEET ALONG THE NORTH LINE OF SAID SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD (66 FT. WIDE) TO THE INTERSECTION OF THE CENTERLINES OF PENNSYLVANIA ROAD AND PROPOSED COMMERCE DRIVE EASEMENT (86 FT.
WIDE) TO THE SOUTH; THENCE S01(20'43"E. 554.75 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND THE CENTERLINE OF SAID COMMERCE DRIVE AN ARC DISTANCE OF 794.81 FEET (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 42(57'42", A CHORD BEARING OF S.22(49'34"E. AND A CHORD DISTANCE OF 776.32 FEET), TO THE INTERSECTION OF THE CENTERLINES OF COMMERCE DRIVE AND PROPOSED WOODLAND DRIVE EASEMENT (86 FT. WIDE); AND THENCE S.43(41'32"W 165.96 FEET ALONG THE CENTERLINE OF PROPOSED WOODLAND DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND SAID CENTERLINE AN ARC DISTANCE OF 550.23 FEET (SAID CURVE HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 45(02'15", A CHORD BEARING OF S21(10'24"W AND A CHORD DISTANCE OF 536.18 FEET); THENCE N88(39'17"E 43.00 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE S01(20'43"E 373.34 FEET ALONG THE WESTERLY LINE OF PROPOSED WOODLAND DRIVE; THENCE N88(39'17"E 365.00 FEET; THENCE N01(20'43"W 505.00 FEET TO THE
SOUTHEASTERLY CORNER OF PARCEL "A"; THENCE S88(39'17"W 351.67 FEET ALONG THE SOUTHERLY LINE OF PARCEL "A" TO A POINT ON THE EASTERLY LINE OF WOODLAND DRIVE; THENCE ALONG A CURVE TO THE LEFT AND THE EASTERLY LINE OF SAID WOODLAND DRIVE AN ARC DISTANCE OF 132.56 (SAID CURVE HAVING A RADIUS OF
657.00 FEET, A CENTRAL ANGLE OF 11(33'38", A CHORD BEARING OF S04(26'02"W AND A CHORD DISTANCE OF 132.34 FEET TO THE POINT OF BEGINNING. CONTAINING 4.2181 ACRES AND SUBJECT TO THE ROAD EASEMENTS FOR HURON COMMERCE FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND THE HURON COMMERCE ELECTRIC EASEMENT AND SUBJECT TO THE RIGHTS AND RESTRICTIONS OF RECORD OR OTHERWISE.

EXHIBIT A-6
HURON COMMERCE CENTER
Future Lot 26
17608 Commerce Drive

PARCEL A (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE SW 1/4 OF THE NE 1/4 OF SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88(28'31"E
464.28 FEET ALONG THE NORTH LINE OF SAID SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD (66 FEET WIDE) TO THE INTERSECTION OF THE CENTERLINES OF PENNSYLVANIA ROAD AND PROPOSED COMMERCE DRIVE EASEMENT (86 FT. WIDE) TO THE SOUTH; THENCE S01(20'43"E 554.75 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND THE CENTERLINE OF SAID COMMERCE DRIVE AN ARC DISTANCE OF 831.83 FEET (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 44(57'45", A CHORD BEARING OF S23(49'35"E AND A CHORD DISTANCE OF 810.65 FEET); THENCE S46(18'28"E 5.99 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE (86 FT.
WIDE) TO THE BEGINNING OF THE CENTERLINE OF PROPOSED COMMERCE DRIVE (60 FT.
WIDE); THENCE S43(41'32"W 30.00 FEET TO THE INTERSECTION OF THE EASTERLY LINE OF PROPOSED WOODLAND DRIVE EASEMENT (86 FT. WIDE) AND THE SOUTHERLY LINE OF COMMERCE DRIVE (60 FT. WIDE) BEING THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE S46(18'28"E 357.50 FEET ALONG SAID SOUTHERLY LINE OF COMMERCE DRIVE; THENCE S 43(41'32"W 248.88 FEET TO THE NORTHEASTERLY CORNER OF PARCEL "B"; THENCE S88(39'17"W 351.67 FEET ALONG THE NORTH LINE OF PARCEL "B" TO A POINT ON THE EASTERLY LINE OF THE WOODLAND DRIVE (86 FT. WIDE); THENCE ALONG A CURVE TO THE RIGHT ALSO BEING THE EASTERLY LINE OF WOODLAND DRIVE, AN ARC DISTANCE OF 383.87 FEET (SAID CURVE HAVING A RADIUS OF 657.00 FEET, A CENTRAL ANGLE OF 33(28'37", A CHORD BEARING OF N26(57'13"E AND A CHORD DISTANCE OF 378.44 FEET) TO A POINT OF TANGENCY; THENCE N43(41'32"E
135.32 FEET TO THE POINT OF BEGINNING. CONTAINING 3.0836 ACRES AND SUBJECT TO THE ROAD EASEMENTS FOR HURON COMMERCE FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND THE HURON COMMERCE ELECTRIC EASEMENT AND SUBJECT TO THE RIGHTS AND RESTRICTIONS OF RECORD OR OTHERWISE.

ROAD EASEMENT DESCRIPTIONS (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE E 1/2 OF SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN FOR THE PURPOSES OF INGRESS AND EGRESS STORM WATER DRAINAGE, AND THE MAINTENANCE OF PUBLIC UTILITIES AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88(28'31"E
464.28 FEET ALONG THE CENTERLINE OF PENNSYLVANIA ROAD (CURRENTLY 66 FEET
WIDE) AND THE NORTH LINE OF SAID SECTION 5; THENCE S01(20'43"E 33.00 FEET TO A POINT "A1" AND THE POINT OF BEGINNING OF THE CENTERLINE OF COMMERCE DRIVE EASEMENT (PROPOSED TO BE 86 FEET WIDE); THENCE ALONG SAID CENTERLINE OF PROPOSED COMMERCE DRIVE THE FOLLOWING 4 COURSES AND DISTANCES: 1) S01(20'43"E
521.75 FEET TO A POINT OF CURVATURE; 2) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 794.81 FEET TO A POINT "B1" (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 42(57'42", A CHORD BEARING OF S22(49'34"E, AND A CHORD DISTANCE OF 776.32 FEET); 3) THENCE CONTINUING ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 37.02 FEET TO A POINT OF TANGENCY (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 02(00'03", A CHORD BEARING OF S45(18'20"E, AND A CHORD DISTANCE OF 37.01 FEET); 4) THENCE S46(18'28"E 5.99 FEET TO THE END OF PROPOSED COMMERCE DRIVE AS AN 86 FOOT WIDE EASEMENT AND THE BEGINNING OF SAID COMMERCE DRIVE AS A 60 FT. EASEMENT; THENCE CONTINUING ALONG THE CENTERLINE OF SAID COMMERCE DRIVE AS A 60 FOOT EASEMENT THE FOLLOWING COURSES AND DISTANCES: 1) S46(18'28"E 470.92 FEET TO A POINT OF CURVATURE; 2) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF
708.21 FEET (SAID CURVE HAVING A RADIUS OF 575.00 FEET, A CENTRAL ANGLE OF 70(34'10", A CHORD BEARING OF S11(01'23"E, AND A CHORD DISTANCE OF 664.28
FEET); 3) THENCE S24(15'42"W 190.74 FEET TO A POINT OF CURVATURE; 4) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 187.60 FEET (SAID CURVE HAVING A RADIUS OF 475.00 FEET, A CENTRAL ANGLE OF 22(37'45", A CHORD BEARING OF S12(56'51"W, AND A CHORD DISTANCE OF 186.39 FEET); 5) THENCE S01(37'56"W
799.17 FEET TO A POINT OF CURVATURE; 6) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 381.81 FEET (SAID CURVE HAVING A RADIUS OF 800.00 FEET, A CENTRAL ANGLE OF 27(20'42", A CHORD BEARING OF S 15(18'19"W, AND A CHORD DISTANCE OF 378.19 FEET); 7) THENCE S 28(58'38"W 150.38 FEET TO A POINT OF CURVATURE;

ROAD EASEMENT DESCRIPTIONS (HURON COMMERCE)PAGE 2

8) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 273.34 FEET (SAID CURVE HAVING A RADIUS OF 805.00 FEET, A CENTRAL ANGLE OF 19(27'17", A CHORD BEARING OF S38(42'17"W, AND A CHORD DISTANCE OF 272.03 FEET); 9) THENCE S48(25'56"W 81.71 FEET TO A POINT OF CURVATURE; 10) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 264.07 FEET (SAID CURVE HAVING A RADIUS OF
375.00 FEET, A CENTRAL ANGLE OF 40(20'48", A CHORD BEARING OF S68(36'17"W, AND A CHORD DISTANCE OF 258.65 FEET); 11) THENCE S88(46'44"W 63.66 FEET TO THE POINT OF ENDING OF THE CENTERLINE OF COMMERCE DRIVE EASEMENT PROPOSED TO BE 60 FEET WIDE, SAID POINT OF ENDING ALSO BEING ON THE EAST LINE OF WOODLAND DRIVE (PROPOSED TO BE 86 FEET WIDE) AND DESCRIBED AS FOLLOWS:

COMMENCING AT POINT "B1"; THENCE S43(41'32"W 43.00 FEET TO THE POINT OF BEGINNING OF THE CENTERLINE OF WOODLAND DRIVE EASEMENT (PROPOSED TO BE 86 FEET WIDE) SAID POINT OF BEGINNING ALSO BEING ON THE SOUTHWESTERLY LINE OF SAID COMMERCE DRIVE (PROPOSED TO BE 86 FEET WIDE); THENCE ALONG SAID CENTERLINE OF WOODLAND DRIVE THE FOLLOWING COURSES AND DISTANCES: 1) S43(41'32"W 122.96 FEET TO A POINT OF CURVATURE; 2) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 550.24 FEET (SAID CURVE HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 45(02'15", A CHORD BEARING OF S21(10'24"W, AND A CHORD DISTANCE OF 536.18 FEET); 3) THENCE S01(20'43"E 1369.52 FEET TO A POINT OF CURVATURE; 4) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 200.68 FEET (SAID CURVE HAVING A RADIUS OF 525.00 FEET, A CENTRAL ANGLE OF 21(54'06", A CHORD BEARING OF S09(36'15"W, AND A CHORD DISTANCE OF 199.46
FEET); 5) THENCE S20(33'23"W 180.57 FEET TO A POINT OF CURVATURE; 6) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 199.55 FEET (SAID CURVE HAVING A RADIUS OF 525.00 FEET; A CENTRAL ANGLE OF 21(46'39", A CHORD BEARING OF S 09(40'04"W, AND A CHORD DISTANCE OF 198.35 FEET); 7) THENCE S01(13'16"E
501.08 FEET TO A POINT "C1", SAID POINT BEING ON THE CENTERLINE OF PROPOSED WOODLAND DRIVE (86 FT. WIDE).

ALSO BEGINNING FROM POINT "C1"; THENCE N88(46'44"E 45.37 FEET TO THE INTERSECTION OF THE EAST LINE OF PROPOSED WOODLAND DRIVE EASEMENT (WIDTH NOW VARIES) AND THE SOUTH LINE OF COMMERCE DRIVE EASEMENT (60 FT. WIDE); THENCE S01(17'16"E 870.08 FEET ALONG SAID EAST LINE OF W00DLAND DRIVE TO THE NORTH RIGHT-OF-WAY LINE OF SIBLEY ROAD (1/2 WIDTH 75 FT. WIDE); THENCE S88(47'37"W
114.38 FEET ALONG SAID NORTH LINE OF SIBLEY ROAD TO THE WEST LINE OF WOODLAND DRIVE (WIDTH VARIES); THENCE THE FOLLOWING COURSES AND DISTANCES ALONG THE WEST LINE OF WOODLAND DRIVE: 1) N01(13'16"W 113.81 FEET; 2) N09(42'07"E
131.93 FEET; 3) N01(13'16"W 626.69 FEET; THENCE N88(46'44"E 43.00 FEET TO
POINT C1.

ROAD EASEMENT DESCRIPTIONS (HURON COMMERCE)PAGE 3


ALSO COMMENCING AT POINT "A1"; THENCE N88(28'31"E 43.00 FEET ALONG THE SOUTH RIGHT-OF-WAY LINE OF PENNSYLVANIA ROAD (CURRENTLY 66 FEET WIDE) TO THE POINT OF BEGINNING OF A BOULEVARD SECTION OF PROPOSED COMMERCE DRIVE EASEMENT; THENCE CONTINUING N88(28'31"E 1.26 FEET ALONG SAID NORTH LINE OF PENNSYLVANIA ROAD TO A POINT ON THE MICHIGAN DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY; THENCE S01(31'30"E 17.00 FEET; THENCE ALONG THE SOUTH LINE OF THE MDOT 50 FOOT RIGHT-OF-WAY N88(28'31"E 22.69 FEET TO THE EAST LINE OF THE BOULEVARD SECTION OF THE PROPOSED COMMERCE DRIVE EASEMENT; THENCE ALONG THE EAST LINE OF SAID BOULEVARD THE FOLLOWING TWO COURSES: 1) S01(20'43"E 84.19 FEET; 2) S09(57'53"W 122.37 FEET TO THE EAST LINE OF COMMERCE DRIVE EASEMENT (86 FEET
WIDE); THENCE N01(20'43"W 221.11 FEET TO THE POINT OF BEGINNING OF THIS SECTION OF COMMERCE DRIVE BOULEVARD.

EXHIBIT A-9
WESTHILLS COMMERCE CENTER
FARMINGTON HILLS, MI

A part of the southeast 1/4 of Section 19, Town 1 North, Range 9 East, city of Farmington Hills, Oakland County, Michigan, more particularly described as follows:

Commencing at the east 1/4 corner of said Section 19, Town 1 North, Range 9 East; thence due south along the east section line, 403.06 feet to the point of beginning; thence continuing due south along said east section line,
401.10 feet; thence south 89 degrees 42 minutes 37 seconds west, 432.16 feet; thence north 0 degrees 08 minutes 00 seconds east, 401.10 feet; thence north 89 degrees 42 minutes 40 seconds east, 431.62 feet to the point of beginning, except the east 60 feet for road purposes.

EXHIBIT A-10
H&J INDUSTRIAL
FARMINGTON HILLS, MI

Lot 39 and that part of Lot 40, Farmington Freeway industrial park No. 3, as recorded in Liber 127 of Plats, Pages 8, 9 and 10, Oakland County records, described as:

Beginning at the northeast corner of said Lot 40; thence south 72 degrees 31 minutes 00 seconds west, 126.06 feet; thence south 20 degrees 48 minutes 43 seconds east, 29.37 feet to a point on the north right-of-way of Research Drive (70 feet wide); thence north 69 degrees 11 minutes 17 seconds east along said right-of-way, 52.40 feet; thence continuing along said right-of-way northeasterly on a curve to the left, 77.78 feet to the point of beginning.

EXHIBIT A-28
PARKWAY CENTER
NEW ORLEANS, LA

LOT 15, PARCEL 1, ELMWOOD INDUSTRIAL PARK

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, State of Louisiana, designated as Lot 15 of Parcel 1, Elmwood Industrial Park, on a plan of subdivision by J. J. Krebs & Sons, Inc., dated August 28, 1973, approved by the Jefferson Parish Council on September 27, 1973, by Ordinance No. 11367, registered in COB 801, folio 825, and according to which plan said Parcel 1 is bounded by Pepsi Street, Elmwood Parkway (formerly Wholesalers Parkway), Edwards Avenue, Commerce Point and Jefferson Highway and Lot 15 is more particularly described as follows:

Begin at the intersection of the southerly right of way line of Pepsi Street and the westerly right of way line of Elmwood Parkway, the point of beginning. Measure thence from the point of beginning along said westerly line S18(37'56"E a distance of 275.05'; thence S41(12'39"W a distance of 655.52'; thence S41(54'49"W a distance of 31.91'; thence N34(07'04"E a distance of 58.57'; thence in a northerly direction along the arc of a curve to the left having a radius of 440.75' an arc length of 405.78', a chord of N07(44'34"E a chord distance of 391.60'; thence N18(37'56"W a distance of 236.40'to a point on the southerly right of way line of Pepsi Street; thence along said southerly line N71(44'19"E a distance of 374.00' to a point on the westerly right of way line of Elmwood Parkway, the point of beginning.

All as more fully shown on plan of survey by Krebs, LaSalle, LeMieux Consultants, Inc. dated February 26, 1997.

EXHIBIT A-29
CYPRESS POINT BUSINESS CENTER
NEW ORLEANS, LA

Lot 7 - ELMWOOD INDUSTRIAL PARK, PARCEL 2

A certain piece or portion of ground, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, Elmwood Industrial Park, Parcel 2 designated L0T 7 as identified on a plan of resubdivision by
J. J. Krebs & Sons, Inc. dated January 21, 1977, approved by the Jefferson Parish Council Ordinance No 12848 on May 5, 1977 and registered in COB 892, folio 796, and more fully described as follows:

Commence at the intersection of the northerly right of way line of Pepsi Street and the westerly right of way line of Distributors Row, thence along said westerly line N18(15'15"W a distance of 275.00 feet to a point, the point of beginning.
Measure thence from the point of beginning S71(44'45"W a distance of 445.35 feet to a point;

thence N18(15'41"W a distance of 314.70 feet to a point;

thence N71(44'45"E a distance of 445.40 feet to a point on the westerly right of way line of Distributors Row;

thence along said line S18(15'15"E a distance of 314.70 feet to the point of beginning.

Said LOT 7 has an area of 139,754.42 square feet or 3.208 acres, more or less.

All as more fully shown on a plan by Krebs, LaSalle, LeMieux Consultants, Inc. dated February 28, 1997.

EXHIBIT A-30
RIVERBEND OFFICE/SERVICE CENTER
ST. ROSE, LA

TRACT I

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in Section 39, Township 12 South, Range 9 East, Parish of St. Charles, in the Southeastern District of the State of Louisiana on the left descending bank of the Mississippi River, being a portion of the upper portion of Fairview Plantation on the East Bank of the Mississippi River, identified as Parcel FP-1 on a plan of re-subdivision of Gerald Swanson, dated November 2, 1982, approved by the Parish of St. Charles Ordinance No. 83-1-9 on January 18, 1983, filed in COB 292, folio 734, and according to said plan, Parcel FP-1 is more particularly described as follows:

Begin at the intersection of the southerly right of way line of Airline Highway and the easterly right of way line of Riverbend Boulevard; thence along the southerly right of way of Airline Highway N72(51'35"E a distance of 410 feet to a point;

thence S16(10'00"E a distance of 575.08 feet to a point;

thence S72(51'35"W a distance of 410 feet to a point on the easterly right of way line of Riverbend Boulevard;

thence along said right of way line N16(10'00"W a distance of 575.08 feet to the point of beginning.

TRACT II


A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of St. Charles, State of Louisiana in that area known as Riverbend Business Park and identified as Lot 7-A on a plan of re-subdivision of Gerald Swanson, Land Surveyor, dated March 28, 1989, approved by the Parish of St. Charles Council on April 21, 1989, filed on April 25, 1989 in COB 404, folio 519, and in accordance with said plan, Lot 7-A is more particularly described as follows:

Begin at the intersection of the easterly right of way line of Riverbend Boulevard and the northerly right of way line of Y. & M. V. Railroad, thence along the easterly right of way line of Riverbend Boulevard along a curve to the left, with a radius of 193.42 feet, an arc length of 118.17 feet, a chord of N73(40'08"W, a chord length of 116.35 feet to a reverse curve;

thence along a curve to the right having a radius of 125.40 feet, an arc length of 162.20 feet, a chord of N54(07'02"W, a chord length of 151.13 feet to a point on the southerly right of way line of the L. & A. Railroad right of way line;

thence along said right of way line N72(56'16"E a distance of 434.62 feet to a point on the line common to Lots 7-A and 7-B;

thence S25(02'00"E a distance of 148.69 feet to a point on the northerly right of way line of Y. & M. V. Railroad;

thence S64(58'00"W a distance of 269.65 feet to a point on the easterly right of way line of River Bend Boulevard, the point of beginning.

EXHIBIT A-31
RIVERBEND WAREHOUSE #2
ST. ROSE, LA

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, St. Charles Parish,
Section 39, T12S, R9E, in that area known as Riverbend Business Park and identified as LOT 4-A on a plan of re-subdivision prepared by J. J. Krebs & Sons, Inc., dated September 7, 1990, Job No. 900511, approved by St. Charles Parish on September 17, 1990, and filed in COB 428, folio 518, and in accordance with said plan of re-subdivision, LOT 4-A is more particularly described as follows: Begin at the near point of curvature of the northwest intersection of Delta Drive and Jefferson Highway; thence along the arc of a curve to the right having a radius of 35 feet a length of 39.56 feet to a point on the northerly right of way line of Jefferson Highway;

thence S48(36'00"W a distance of 381.86 feet to a point;

thence N16(10'00"W a distance of 1,012.15 feet to a point;

thence N73(50'00"E a distance of 365.50 feet to a point on the westerly right of way line of Delta Drive;

thence along said right of way line S16(10'00"E a distance of 817.70 feet to the point of beginning.

EXHIBIT A-32
RIBERBEND WAREHOUSE #1
ST. ROSE, LA

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, St. Charles Parish,
Section 39, T12S, R9E, in that area known as Riverbend Business Park and identified as LOT 3 on a plan of re-subdivision prepared by J. J. Krebs & Sons, dated May 16, 1980, Dwg. No. G-73-003-02-A, and approved by St. Charles Parish Police Jury Ordinance No. 84-5-3, authorizing an Act of
Dedication
filed in COB 315, folio 394, and in accordance with said plan of re-subdivision, Lot 3 is more particularly described as follows:

Begin at the near point of curvature of the northeast intersection of Jefferson Highway and River Bend Boulevard, thence along the easterly right of way line of River Bend Boulevard, N16(10'00"W a distance of 1,706.00 feet to a point;

thence along the arc of a curve to the right having a radius of 35 feet an arc length of 49.56 feet, chord bearing of N42(24(00(E a chord distance of 45.52 feet to a point of tangency;

thence N64(58'00"E a distance of 339.95 feet to a point;

thence S16(10'00"E a distance of 1,675.92 feet to a point on the northerly right of way line of Jefferson Highway;

thence along said northerly right of way line S48(39'00W a distance of 348.87 feet to a point;

thence along the arc of a curve to the right; having a radius of 35 feet an arc length of 70.39 feet, chord bearing of N73(47(00(W a chord distance of 59.11 to the point of beginning.

Improvements thereon bear Municipal No. 100 River Bend Boulevard.

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, in that area known as Elmwood Industrial Park, Parcel 2 thereof, and identified as Lot 7 on a plan of re-subdivision of J.J. Krebs & Sons, Inc., dated January 21, 1977, approved by Jefferson Parish Council Ordinance No. 12848 on May 5, 1977 and registered in COB 892, folio 796, and in accordance with said plan of re-subdivision, said Lot 7 is more particularly described as follows:

Commence at the southwest intersection of Mounes Street and Distributors Row, thence along the westerly right of way line of Distributors Row S18(15'15"E a distance of 314.70 feet to a point;

thence leaving said right of way S71(44'45"W a distance of 445.35 feet to a point;

thence N(14'41"W a distance of 314.70 feet to a point;

thence N71(44'45"E a distance of 445.40 feet to the point of beginning.

EXHIBIT A-33
NORTH RUN III
RICHMOND, VA

ALL that certain lot, piece or parcel of land, situate, lying and being in Henrico County, Virginia, together with the improvements thereon and appurtenances thereunto belonging containing 5.262 acres and designated as Parcel B, as shown on that certain plat entitled "Plat Showing 35.4 + acres of land lying on the North Line of Parham Road", dated September 30, 1986, last revised October 17, 1989, prepared by J.K. Timmons & Associates, P.C., a copy of which plat is recorded in the Clerk's Office of the Circuit Court of the County of Henrico, Virginia (the "Clerk's Office") in Plat Book 88, page 274 and to which plat reference is made for a more particular description of the property hereby conveyed.

TOGETHER WITH all the rights granted to CMANE-Richmond #1 Limited
Partnership, a Texas limited partnership, pursuant to that certain Shared Access and Storm Drainage Easement Agreement dated December 1, 1989, recorded January 16, 1990, in the Clerk's Office in Deed Book 2224, page 1944.

Being the same property shown on plat of survey prepared by William F. Ware, Jr., of Timmons, dated March 25, 1997, Job No. 17186, and described as follows:

Beginning at a point on the west line of Joi drive; thence N 86(45'35" E, 947.32'; thence S 43(12'15" E, 62.23' to a rod found, said rod being the true point and place of beginning, marked P.O.B.; thence S 43(12'15" E, 484.63' to a point (said point being referenced by a rod found 2.00' away on line of the following course); thence S 46(47'45" W, 67.00' to a rod found; thence S 20(28'26" W, 277.68' to a rod found said rod being on north line of East Parham Road, thence along said north line of East Parham Road along a curve to the left, previous course being radial to said curve, having a radius of 1195.92', an included angle of 1(50'26", and a length of 38.42' to a rod set; thence leaving said north line of East Parham Road N 18(38'00" E, 13.00' to a rod set; thence along a curve to the left, previous course being radial to said curve, having a radius of 1208.92', an included angle of 0(57'28", and a length of 20.21' to a rod set; thence S 17(40'30" W, 13.00' to a rod set, said rod being on the north line of East Parham Road; thence along said north line of East Parham Road along a curve to the left, previous course being radial to said curve, having a radius of 1195.92', an included angle of 16(35'54" and a length of 346.45' to a rod found; thence leaving said north line of East Parham Road N 1(47'45" E, 398.61' to a nail set; thence N 46(47'45" E, 270.99' to the true point and place of beginning containing
5.262 acres, 229,213 square feet.

EXHIBIT A-34
NORTH RUN IV
RICHMOND, VA

ALL that certain lot, piece or parcel of land, situate, lying and being in Henrico County, Virginia, together with the improvements thereon and appurtenances thereunto belonging containing 7.185 acres and designated as Parcel B 1, as shown on that certain plat entitled "Plat Showing 35.4 + acres of land lying on the North Line of Parham Road" (the "Survey"), dated September 30, 1986, last revised October 17, 1989, prepared by J.K. Timmons & Associates, P.C., a copy of which plat is recorded in the Clerk's Office of the Circuit Court of the County of Henrico, Virginia (the "Clerk's Office") in Plat Book 88, page 274 and to which plat reference is made for a more particular description of the property hereby conveyed.

TOGETHER WITH all the rights granted to CMANE-Richmond #1 Limited
Partnership, a Texas limited partnership, pursuant to that certain Shared Access and Storm Drainage Easement Agreement dated December 1, 1989, recorded January 16, 1990, in the Clerk's Office in Deed Book 2224, page 1944.

Being the same property shown on plat of survey prepared by William F. Ware, Jr., of Timmons, dated March 25, 1997, Job No. 17186, and described as follows:

Beginning at a rod found, marked P.O.B., said point being N 86(45'35" E, 651.74' to a rod found; thence S 43(12'15" E, 62.23' to a rod found; thence S 46(47'45" W, 270.99' to a nail set; thence S 1(47'45" W, 398.61' to a rod found on the north line of East Parham Road; thence along said north line of East Parham Road along a curve to the left having a radius of 1195.92', a length of 6.13' a chord bearing of N 89(04'12" W, and a chord of 6.13' to a rod set; thence continuing along the north line of East Parham Road N 89(13'00" W, 495.56' to a nail set; thence leaving the said north line of East Parham Road N 1(47'45" E, 84.63' to a nail set; thence S 88(12'15" E, 35.00' to a nail found; thence N 1(47'45" E, 418.99' to a nail; thence S 86(45'35" W, 35.14' to a rod set; thence N 1(47'45" E, 85.33' to the true point and place of beginning; containing 7.185 acres, 312,992 square feet.

EXHIBIT B
ALLOCATION OF PURCHASE PRICE

PROJECT DESCRIBED                             ALLOCATED PRICE
A-3   Southfield Commercial                   $3,590,132
A-4   Huron  17900 Woodland Drive             $3,599,204
A-5   Huron  17757 Woodland Drive             $2,612,093
A-6   Huron  17608 Commerce Drive             $1,896,127
A-9   Westhills Commerce                      $2,840,299
A-10  H&J Industrial                          $2,927,901
A-28  Parkway Center                          $7,027,753
A-29  Cypress Point Bus. Center               $2,177,986
A-30  Riverbend Office/Service Center         $2,242,640
A-31  Riverbend Warehouse #2                  $5,388,573
A-32  Riverbend Warehouse #1                  $11,684,329
A-33  North Run III                           $5,070,705
A-34  North Run IV                            $7,916,451